Exhibit 99.1
Aerohive Networks™ Reports Q4 2018 Results, with Third Consecutive Quarter of Non-GAAP Profitability
MILPITAS, CA — February 6, 2019 — Aerohive Networks (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its fourth quarter and fiscal year ended December 31, 2018.
"The fourth quarter continued our return to growth and non-GAAP profitability, while also capping a year of innovation as we released several major new products, strengthening our overall offering and re-positioning us as an innovator in the space,” stated David Flynn, President and Chief Executive Officer. “We are poised for a successful 2019 with our improved operational discipline and positioning for revenue growth."
Financial Summary
Total revenue for the fourth quarter of fiscal year 2018 was $38.1 million, an increase of 7% compared with $35.7 million for the fourth quarter of 2017. Subscription and support revenue was $12.5 million, or 33% of total revenue, for the fourth quarter of fiscal year 2018, an increase of 16% compared with $10.8 million, or 30% of total revenue, for the fourth quarter of 2017.
On a GAAP basis, net loss was $5.8 million for the fourth quarter of fiscal year 2018, compared with a net loss of $4.1 million for the fourth quarter of 2017. GAAP gross margin was 65.6% for the fourth quarter of fiscal year 2018, compared with 68.5% for the fourth quarter of 2017.
On a non-GAAP basis, net income was $0.4 million for the fourth quarter of fiscal year 2018, compared with a net loss of $0.4 million for the fourth quarter of 2017. Non-GAAP gross margin was 66.3% for the fourth quarter of fiscal year 2018, compared with 69.3% for the fourth quarter of 2017.
Total revenue for fiscal year 2018 was $154.9 million, compared with $153.6 million for fiscal year 2017. Subscription and support revenue was $46.2 million, or 30% of total revenue for the year, compared with $40.4 million, or 26% of total revenue, for fiscal year 2017.
On a GAAP basis, net loss for fiscal year 2018 was $18.3 million, compared with $22.1 million in fiscal year 2017. GAAP gross margin was 65.8% for fiscal year 2018, compared with 67.4% in the year-ago period.
On a non-GAAP basis, net loss for fiscal year 2018 was $0.8 million, compared with $4.0 million in fiscal year 2017. Non-GAAP gross margin was 66.5% for fiscal year 2018, compared with 68.3% in the year-ago period.
New Accounting Standard
Effective January 1, 2018, the Company adopted ASC 606, the new accounting standard related to revenue recognition. The Company has adjusted prior-period information to reflect the adoption of this new standard.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its fourth quarter and fiscal year 2018 results and outlook for its first quarter of fiscal year 2019 at 2:00 pm Pacific Time today, February 6, 2019. The call may be accessed by dialing 646-828-8143 and providing the passcode 7188272. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at https://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our ability to introduce and deliver innovative solutions as a full-stack cloud networking company, our ability to strengthen our overall offering and re-position ourselves as an innovator in the space, and our ability to strengthen our financial position including our ability to manage operational discipline and revenue growth. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive® products in particular, the unpredictability in any period of our ability to benefit from our participation in the E-Rate program, the impact to the revenue we recognize in any period pursuant to ASC 606 due to the level of inventory we deliver during the period to our channel partners, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at https://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its fourth quarter of fiscal year 2018 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, impairment of certain investments and certain charges related to litigation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and the non-GAAP measures do not reflect any future cash requirement for such replacements;

•	impairment of investment is a non-cash charge which does not directly impact the Company's current cash position; however, the charge which we exclude represents the declining value of our investment;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over these periods of the cash requirement to defend such or other litigation;

•
restructuring charges excluded in the quarter or fiscal year primarily relate to employee termination costs and benefits and do not reflect the cash requirement relating to the costs associated with such restructuring; and

•
other companies, including companies in our industry, may not exclude these as non-GAAP financial measures or may include them but calculate them differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
We have provided a description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most-directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.
A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that we exclude from these non-GAAP measures.
About Aerohive Networks
Aerohive uses Cloud Management, Machine Learning, and Artificial Intelligence to radically simplify and secure the Access Network. Our Cloud-Managed Wireless, Switching, Routing, and Security technologies provide unrivalled flexibility in deployment, management, and licensing. Credited with pioneering Controller-less Wi-Fi and Cloud Management, Aerohive delivers continuous innovation at Cloud-speed that constantly challenges the industry norm, allowing customers to rethink what's possible. Our innovations and global cloud footprint radically simplify Access Network operation for 30,000+ customers and 10+ million daily users. See how at www.aerohive.com/customers.
Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark and "Aerohive Networks" is a trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.
Investor Relations Contact:
Melanie Solomon
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited) (in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue:		(As Adjusted*)		(As Adjusted*)
Product	$25,587	$24,899	$108,738	$113,133
Subscription and support	12,528	10,828	46,171	40,425
Total revenue	38,115	35,727	154,909	153,558
Cost of revenue (1):
Product	9,648	7,950	39,293	37,115
Subscription and support	3,481	3,320	13,612	12,893
Total cost of revenue	13,129	11,270	52,905	50,008
Gross profit	24,986	24,457	102,004	103,550
Operating expenses:
Research and development (1)	9,257	8,386	35,646	36,418
Sales and marketing (1)	14,837	14,385	61,687	65,386
General and administrative (1)	6,039	5,608	22,508	23,094
Total operating expenses	30,133	28,379	119,841	124,898
Operating loss	(5,147)	(3,922)	(17,837)	(21,348)
Interest income	505	236	1,568	720
Interest expense	(205)	(155)	(748)	(567)
Other expense, net	(950)	(40)	(1,160)	(308)
Loss before income taxes	(5,797)	(3,881)	(18,177)	(21,503)
Provision for (benefit from) income taxes	(42)	234	160	603
Net loss	$(5,755)	$(4,115)	$(18,337)	$(22,106)
Net loss per share, basic and diluted	$(0.10)	$(0.08)	$(0.33)	$(0.42)
Weighted-average shares used in computing net loss per share, basic and diluted	55,639,692	53,782,676	55,050,119	53,227,342

(1) Includes stock-based compensation as follows:
Cost of revenue	$241	$272	$913	$1,132
Research and development	1,070	1,089	4,178	4,171
Sales and marketing	1,066	742	4,325	5,103
General and administrative	1,420	1,611	5,467	6,269
Total stock-based compensation	$3,797	$3,714	$14,883	$16,675

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited) (in thousands)

	December 31,	December 31,
	2018	2017
ASSETS		(As Adjusted*)
CURRENT ASSETS:
Cash and cash equivalents	$26,049	$27,249
Short-term investments	66,052	57,675
Accounts receivable, net	16,185	17,662
Inventories	16,117	13,495
Prepaid expenses and other current assets	6,399	6,396
Total current assets	130,802	122,477
Property and equipment, net	5,947	6,381
Goodwill	513	513
Other assets	4,255	4,900
Total assets	$141,517	$134,271
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,129	$11,946
Accrued liabilities	8,937	8,602
Debt, current	20,000	—
Deferred revenue, current	38,786	33,279
Total current liabilities	83,852	53,827
Debt, non-current	—	20,000
Deferred revenue, non-current	38,475	33,761
Other liabilities	1,582	1,769
Total liabilities	123,909	109,357
Stockholders’ equity:
Preferred stock	—	—
Common stock	56	55
Additional paid–in capital	293,910	278,528
Treasury stock	(10,584)	(6,216)
Accumulated other comprehensive loss	(14)	(30)
Accumulated deficit	(265,760)	(247,423)
Total stockholders’ equity	17,608	24,914
Total liabilities and stockholders’ equity	$141,517	$134,271

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited) (in thousands)

	Year Ended December 31,
	2018	2017
Cash flows from operating activities		(As Adjusted*)
Net loss	$(18,337)	$(22,106)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,034	3,083
Stock-based compensation	14,883	16,675
Impairment of investment in a privately held company	750	—
Other	(786)	(134)
Changes in operating assets and liabilities:
Accounts receivable, net	1,477	8,528
Inventories	(2,622)	(866)
Prepaid expenses and other current assets	(3)	(494)
Other assets	(105)	87
Accounts payable	4,027	1,322
Accrued liabilities	344	(701)
Other liabilities	(8)	126
Deferred revenue	10,221	3,799
Net cash provided by operating activities	12,875	9,319
Cash flows from investing activities
Purchases of property and equipment	(2,444)	(595)
Maturities of short-term investments	86,652	60,150
Purchases of short-term investments	(94,227)	(75,282)
Net cash used in investing activities	(10,019)	(15,727)
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	3,096	4,760
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(2,596)	(1,190)
Payment to repurchase common stock	(4,368)	(4,077)
Payment on capital lease obligations	(188)	(182)
Net cash used in financing activities	(4,056)	(689)
Net decrease in cash and cash equivalents	(1,200)	(7,097)
Cash and cash equivalents at beginning of period	27,249	34,346
Cash and cash equivalents at end of period	$26,049	$27,249

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended December 31,				Year Ended December 31,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$24,986	65.6%	$24,457	68.5%	$102,004	65.8%	$103,550	67.4%
Stock-based compensation	241	0.6%	272	0.7%	913	0.6%	1,132	0.8%
Amortization of internal-use software	35	0.1%	35	0.1%	140	0.1%	140	0.1%
Restructuring charges	—	—%	—	—%	—	—%	51	—%
Non-GAAP gross profit	$25,262	66.3%	$24,764	69.3%	$103,057	66.5%	$104,873	68.3%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$15,939	62.3%	$16,949	68.1%	$69,445	63.9%	$76,018	67.2%
Stock-based compensation	27	0.1%	25	0.1%	117	0.1%	190	0.2%
Restructuring charges	—	—%	—	—%	—	—%	51	—%
Non-GAAP product gross margin	$15,966	62.4%	$16,974	68.2%	$69,562	64.0%	$76,259	67.4%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$9,047	72.2%	$7,508	69.3%	$32,559	70.5%	$27,532	68.1%
Stock-based compensation	214	1.7%	247	2.3%	796	1.7%	942	2.4%
Amortization of internal-use software	35	0.3%	35	0.3%	140	0.3%	140	0.3%
Non-GAAP subscription and support gross margin	$9,296	74.2%	$7,790	71.9%	$33,495	72.5%	$28,614	70.8%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(5,147)	(13.5)%	$(3,922)	(11.0)%	$(17,837)	(11.5)%	$(21,348)	(13.9)%
Stock-based compensation	3,797	10.0%	3,714	10.4%	14,883	9.6%	16,675	10.9%
Amortization of internal-use software	35	0.1%	35	0.1%	140	0.1%	140	0.1%
Restructuring charges	1,183	3.1%	—	—%	1,183	0.7%	1,327	0.8%
Charges related to securities litigation	366	0.9%	—	—%	564	0.4%	—	—%
Non-GAAP operating income (loss)	$234	0.6%	$(173)	(0.5)%	$(1,067)	(0.7)%	$(3,206)	(2.1)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(5,755)	$(0.10)	$(4,115)	$(0.08)	$(18,337)	$(0.33)	$(22,106)	$(0.42)
Stock-based compensation	3,797	0.07	3,714	0.07	14,883	0.28	16,675	0.32
Amortization of internal-use software	35	—	35	—	140	—	140	—
Restructuring charges	1,183	0.02	—	—	1,183	0.02	1,327	0.03
Charges related to securities litigation	366	0.01	—	—	564	0.01	—	—
Impairment of investment in a privately held company	750	$0.01	—	—	750	0.01	—	—
Non-GAAP net income (loss), basic and diluted	$376	$0.01	$(366)	$(0.01)	$(817)	$(0.01)	$(3,964)	$(0.07)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net income (loss) per share, basic	55,639,692		53,782,676		55,050,119		53,227,342
Weighted average shares used in computing net income (loss) per share, diluted	56,865,117		53,782,676		55,050,119		53,227,342

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited) (in thousands, except share and per share data)

	Three Months Ended December 31,				Year Ended December 31,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$9,257	24.3%	$8,386	23.5%	$35,646	23.0%	36,418	23.7%
Stock-based compensation	(1,070)	(2.8)%	(1,089)	(3.1)%	(4,178)	(2.7)%	(4,171)	(2.7)%
Restructuring charges	(608)	(1.6)%	—	—%	(608)	(0.4)%	(838)	(0.5)%
Non-GAAP research and development	$7,579	19.9%	$7,297	20.4%	$30,860	19.9%	$31,409	20.5%

GAAP sales and marketing	$14,837	38.9%	$14,385	40.3%	$61,687	39.8%	$65,386	42.6%
Stock-based compensation	(1,066)	(2.8)%	(742)	(2.1)%	(4,325)	(2.8)%	(5,103)	(3.3)%
Restructuring charges	(387)	(1.0)%	—	—%	(387)	(0.2)%	(243)	(0.2)%
Non-GAAP sales and marketing	$13,384	35.1%	$13,643	38.2%	$56,975	36.8%	$60,040	39.1%

GAAP general and administrative	$6,039	15.8%	$5,608	15.7%	$22,508	14.5%	$23,094	15.0%
Stock-based compensation	(1,420)	(3.7)%	(1,611)	(4.5)%	(5,467)	(3.5)%	(6,269)	(4.1)%
Restructuring charges	(188)	(0.5)%	—	—%	(188)	(0.1)%	(195)	(0.1)%
Charges related to securities litigation	(366)	(0.9)%	—	—%	(564)	(0.4)%	—	—%
Non-GAAP general and administrative	$4,065	10.7%	$3,997	11.2%	$16,289	10.5%	$16,630	10.8%

GAAP operating expenses	$30,133	79.1%	$28,379	79.4%	$119,841	77.4%	$124,898	81.3%
Stock-based compensation	(3,556)	(9.3)%	(3,442)	(9.6)%	(13,970)	(9.0)%	(15,543)	(10.1)%
Restructuring charges	(1,183)	(3.1)%	—	—%	(1,183)	(0.8)%	(1,276)	(0.8)%
Charges related to securities litigation	(366)	(1.0)%	—	—%	(564)	(0.4)%	—	—%
Non-GAAP operating expenses	$25,028	65.7%	$24,937	69.8%	$104,124	67.2%	$108,079	70.4%

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.